1 Prime Medicine August 2023

2 This presentation contains forward-looking statements of Prime Medicine, Inc. (“Prime”, “we” or “our”) within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements contain information about our current and future prospects and our operations and financial results, which are based on currently available information. All statements other than statements of historical facts contained in this presentation, including statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management and expected market growth, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as ‘‘aim,’’ ‘‘anticipate,’’ ‘‘assume,’’ ‘‘believe,’’ ‘‘contemplate,’’ ‘‘continue,’’ ‘‘could,’’ ‘‘design,’’ ‘‘due,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘goal,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘objective,’’ “opportunity,” ‘‘plan,’’ ‘‘predict,’’ ‘‘positioned,’’ ‘‘potential,’’ ‘‘seek,’’ ‘‘should,’’ ‘‘target,’’ ‘‘will,’’ ‘‘would’’ and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. These forward-looking statements include, but are not limited to, express or implied statements about Prime’s beliefs and expectations regarding: the initiation, timing, progress and results of our research and development programs, preclinical studies and future clinical trials, including the initiation of investigational new drug-enabling studies for chronic granulomatous disease (CGD) and our programs for Friedreich’s Ataxia and Cystic Fibrosis; the capacity of our PASSIGE technology to be used in cell therapy; our ability to demonstrate, and the timing of, preclinical proof-of-concept in vivo for multiple programs; our ability to pursue our strategic indication categories: immediate target indications, repeat expansion disorder indications and other differentiation target indications; the timing of our regulatory filings, including our investigational new drug applications submissions, including our anticipated initial IND submission as early as 2024 with additional filings anticipated in 2025; our ability to demonstrate superior off-target profiles for Prime Editing programs; our development and optimization of various non-viral and viral delivery systems; our expansion of Prime Editing using proprietary recombinase and/or retrotransposon and other proprietary technologies; the scope of protection we are able to establish and maintain for intellectual property rights covering our Prime Editing technology; the research collaboration to combine our and Cimeio’s respective technologies, including our Prime Editing platform and Cimeio’s SCIP platform, and the goals of such collaboration, the potential benefits of such collaboration and technology thereunder, including the ability to cure various diseases and replace existing treatments such as transplantation, and the exercise of the exclusive options and payment of economics; the implementation of our strategic plans for our business, programs and technology, including our ability to identify and enter into future license agreements and collaborations; and our estimates of our expenses, capital requirements, and needs for additional financing as well as our cash runway into 2025. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make due to a number of risks and uncertainties. These and other risks, uncertainties and important factors are described in the section entitled "Risk Factors" in our most recent Quarterly Report on Form 10-Q, as well as any subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent our views only as of the date of this presentation and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. Forward-Looking Statements

3 Prime Medicine brings together the right people and the right technology at the right time with the aim to deliver the promise of one-time, curative genetic therapies to address the widest spectrum of diseases. 30 years after the first patient was treated with gene therapy, gene editing is only just beginning to demonstrate clinical benefit. Now is the moment for a revolution.

Delivering the full promise of gene editing requires an extremely powerful technology

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pegRNA
Cas domain
SEARCH
REPLACE
RT domain
3' flap
Correction
on pegRNA
Target
mutation
Correction
on DNA

Prime Editing (PE) stands out as a best-in-class genetic medicine approach

Versatility: only gene editing technology with the capability to edit, correct, insert, and delete

- ✓ Performs and corrects insertions, deletions, and all twelve types of single base pair corrections
- ✓ Precisely targets to insert or delete kilobase-sized DNA
- ✓ Easily programmable to a unique target location and for a broad set of edits
- ✓ Restores gene function for multiple mutations with a single product (i.e., "hotspots")

Precision: May be much safer with minimal, or no, off-target editing

- ✓ Does not create double stranded breaks: high specificity with low indels rate at targeted editing site
- ✓ Does not create double stranded breaks: minimal or no off-target activity
- ✓ Limited potential for "bystander editing" at target site

Efficiency: Durable and high-efficiency editing demonstrated across Prime Medicine portfolio

- ✓ Permanent edits that are passed along to daughter cells
- ✓ Corrects genes *in situ*, maintaining native gene control
- ✓ Single-dose, potentially curative correction to wild-type sequence

Breadth: Able to address ~90% of disease-causing mutations in multiple tissue types and cells

- ✓ Corrects mutations in dividing and non-dividing human cells
- ✓ 100's of potential indications already available in Prime Editing's toolbox

5

6 Prime Medicine is well-positioned to maximize Prime Editing’s broad therapeutic potential In ~2.5 years since company inception: Built and advanced a strategic portfolio Identified and progressed initial pipeline of 18 programs • Focusing on indications with the fastest, most direct path to demonstrating technological success, as well as diseases that cannot be treated using other gene-editing approaches • In vivo studies in progress across portfolio; multiple programs advancing toward development candidates, with first IND filing potentially as early as 2024 Demonstrated Prime Editing capabilities: established preclinical proof-of-concept and safety • In vivo long-term engraftment of Prime Edited hematopoietic stem cell therapy for Chronic Granulomatous Disease • Efficient removal of pathological repeats in Friedreich’s Ataxia, a Repeat Expansion Disease, with phenotypic correction in patient organoids • Efficient editing with phenotypic correction of cystic fibrosis patient organoids Advanced CMC and delivery capabilities • Efficient in vivo Prime Editing in rodent liver and central nervous system Optimized and expanded Prime Editing platform, capabilities and IP • One-step non-viral precise insertion of whole genes into the genome in primary human cells using PASSIGE technology • Industrialized and automated Prime Editor screening capabilities • Advanced and substantially improved Prime Editing • Developed strong Intellectual Property position Established strong corporate position Led by world-class, diverse team of researchers and drug developers; grew company to ~200 employees Raised ~$315M in Series A/B, and ~$200M in IPO (Oct ‘22), from a blue-chip group of investors Leveraging close relationship with founders David Liu and Andrew Anzalone to bring new innovation rapidly into Prime Medicine Aim to create additional value and extend reach through BD and partnering in 2023

Our current portfolio of 18 programs leverages the versatility and breadth of Prime Editing

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To be discussed in detail today

STRATEGIC CATEGORY	TARGET TISSUE	INDICATION	DELIVERY	DISCOVERY	LEAD OPTIMIZATION	IND-ENABLING	Phase 1/2
IMMEDIATE	BLOOD	Chronic Granulomatous Disease	*ex vivo*				
		Fanconi Anemia	*ex vivo*				
	LIVER	Wilson's Disease	LNP				
		Glycogen Storage Disease 1b	LNP				
	EYE	Retinitis Pigmentosa/Rhodopsin	AAV				
		Retinitis Pigmentosa/Usher Syndrome	AAV				
	EAR	Usher Syndrome Type 3	AAV				
		Non-Syndromic Hearing Loss – GJB2	AAV				
DIFFERENTIATION: REPEAT EXPANSION DISEASES	NEURO-MUSCULAR	Friedreich's Ataxia	AAV				
		Myotonic Dystrophy Type 1	viral/non-viral				
		Amyotrophic Lateral Sclerosis	viral/non-viral				
		Oculopharyngeal Muscular Dystrophy	LNP				
		Fragile X Syndrome	viral/non-viral				
		Huntington's Disease	TBD				
	EYE	Fuchs' Endothelial Corneal Dystrophy	viral/non-viral				
DIFFERENTIATION: OTHER	MUSCLE	Duchenne Muscular Dystrophy	AAV				
	LUNG	Cystic Fibrosis	LNP				

PARTNERED PROGRAMS	BLOOD	Sickle Cell Disease (Beam)	*ex vivo*

Initially focused on our first two strategic indication categories in diseases where Prime Editing could offer compelling advantages over current standard-of-care and novel therapeutic modalities in development

*Pipeline reflects the current development stage and will be updated quarterly

Chronic Granulomatous Disease (CGD)

Prime Edited CGD **patient** $CD34^+$ cells generate myeloid cells that produce $p47^{phox}$ protein and NADPH oxidase activity

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Myeloid progeny of Prime-Edited $CD34^+$ cells from patient donor show functional $p47^{phox}$ expression

Post-editing patient $CD34^+$ cell clonal analysis[1]


Cells corrected (%)
100
80
60
40
20
0
Mock
Prime Edited
CGD Patient

$p47^{phox}$ expression[2] restored in CGD myeloid cells[3]


p47phox expression (%)
100
80
60
40
20
0
Mock
Prime Edited
Healthy Donor
CGD Patient

PE restores NADPH oxidase activity in myeloid cell progeny[4]


DHR oxidation (%)
100
80
60
40
20
0
Mock
Prime Edited
Healthy Donor
CGD Patient

Gene corrected → $p47^{phox}$ expression restored → Function recovered

Prime Editing results in ~80% of the $p47^{phox}$ levels in healthy donor myeloid cells, and restores oxidase activity in myeloid cells

[1]234 clones analyzed; [2]Normalized to healthy donor controls; [3]Myeloid cells produced from CD34+ cells were analyzed by flow cytometry for detection of myeloid markers including CD13 (percentage of cells expressing CD13 is depicted); [4] Oxidization of dihydrorhodamine (DHR) to fluorescent rhodamine by functional myeloid cells. Performed in collaboration with Dr. Suk See DeRavin (National Institute of Health (NIH) – National Institute of Allergy and Infectious Diseases (NIAID) and Dr. Harry Malech (NIH - NIAID). Data presented at ASGCT 26th Annual Meeting, May 2023.

8

CGD - Ex-Vivo HSC

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Successful Prime Editing in long-term HSC population: *in vivo* engraftment of Prime Edited CD34+ Cells

Maintenance of >92% corrected long-term HSCs following 16-week engraftment



Prime Editor
Naive CD34+
Cryopreserve/Thaw
Edited CD34+
NBSGW mice
0hr
24hr
0 weeks
16 weeks

Editing performed by electroporation

No difference in engraftment for PE Edited HSCs vs controls



Bone Marrow Chimerism (% human CD45+)
100
80
60
40
20
0
Mock
Prime Edited

Long-term engrafted CD34+ HSCs carry precise correction of *NCF1*



% corrected cells
100
80
60
40
20
0
Mock
Prime Edited
Minimum threshold for patient benefit

Conclusions

- ✓ High efficiency, very precise editing of HSCs
- ✓ High-level, long-term engraftment resulting in healthy Prime Edited long-term HSCs
- ✓ Restores key myeloid function to fight infection
- ✓ Generate all lineages without skewing
- ✓ Mice are healthy at 16 weeks, no toxicity
- ✓ Recapitulates the expected clinical study design

NBSGW: NOD.Cg-*Kit*^{W41J} *Tyr* $^{+}$ *Prkdc*^{scid} *Il2rg*^{tm1Wjl}/ThomJ highly immunodeficient mice that support human CD34+ cell engraftment without irradiation. HSC: hematopoietic stem cell. PE: Prime Edited.

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CGD - Ex-Vivo HSC

Successful Prime Editing in long-term HSC population: Prime Editing is highly reproducible

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Long-term study with cells from single donor (Donor 2) shows ~90% LT-HSC correction (similar to Donor 1 results on previous slide)[1]

***ex vivo* >90% cells corrected**
(Donors 2-4)


Cells corrected (%)
100
80
60
40
20
0
Mock
Prime Edited

***in vivo* analysis shows:**
(Donor 2 only)[2]

>95% human cell engraftment[3]


Bone Marrow Chimerism (% human CD45+)
100
80
60
40
20
0
Mock
Prime Edited

>90% editing in LT-HSCs


% corrected cells
100
80
60
40
20
0
Mock
Prime Edited

Similar editing efficiency, engraftment and preservation of long-term HSCs observed across all four donors

[1]Long-term engraftment is 16-weeks after CD34+ cell infusion.
[2]Data for donors 1,3,4 is highly similar
[3]No significant difference in engraftment between Mock and PE groups. Statistical analyses by two-way ANOVA.

Data presented at ASGCT 26th Annual Meeting, May 2023.

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CGD- Ex-Vivo HSC

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Successful Prime Editing: 16-week engrafted Prime Edited long-term HSCs support multilineage blood production, biodistribution *in vivo*

No significant difference between mock and Prime Edited LT-HSC in hematopoietic reconstitution


Bone marrow
Spleen
Peripheral blood
% positive
100
80
60
40
20
0
CD34
HSC
CD33
CD14
CD15
Myeloid
GlyA
Erythroid
CD19
Lymphoid
CD45
Chimerism
CD34
CD33
CD19
Cell subset within human CD45+ cell population
Mock
Prime Edited

No significant difference between Mock and PE groups. Statistical analyses by two-way ANOVA.
Data presented at ASGCT 26th Annual Meeting, May 2023.

11

Repeat Expansion Diseases

Successful Prime Editing removal of pathogenic repeats: Friedreich's ataxia

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High efficiency Prime Editing removes the GAA pathological repeats and hyper-methylation at the Frataxin (FXN) gene in Friedreich's Ataxia patient cells


5 active prime editors
negative controls
% precise correction
100
80
60
40
20
0
FRDA iPSCs*

- ✓ High efficiency, very precise editing of patient cells without double strand breaks
- ✓ Restores normal methylation of FXN gene


Hyper-methylation *prevents* mRNA transcription of FXN
Promoter
Exon 1
Intron 1 Repeats
Prime Editing
Demethylation by Prime Editing *restores* mRNA transcription of FXN
Promoter
Exon 1
Intron 1 Prime Edited
Removal of Hyper-Methylation[1]
Healthy
Patient
Patient Prime Edited
-327
-239
-236
427
431
460
466
477
506
Promoter
Intron 1
Methylation (%)
80
60
40
20
0

Many repeat expansion diseases exhibit hyper-methylation as a key feature of the underlying pathogenesis

FXN: frataxin gene: FRDA: Friedreich's ataxia; iPSCs: induced pluripotent stem cells. 1 Methylation quantified by bisulfite sequencing

12

Repeat Expansion Diseases

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Successful Prime Editing removal of pathogenic repeats

High efficiency Prime Editing restores FXN protein expression and sensory neuron function in Friedreich's Ataxia patients' dorsal root ganglia

Restoration of Frataxin protein expression after Prime Editing


12 kDa
40 kDa
Frataxin (mature)
GAPDH Control
Healthy Donor
FRDA Patient
FRDA Patient Prime Edited
FRDA patient iPSCs

Restoration of axonal projections after Prime Editing

βIII-TUB
DAPI



Healthy Donor | FRDA Patient | FRDA Patient Prime-Edited

13

FXN: Frataxin; FRDA: Friedreich's Ataxia; iDRG: iPSC-derived dorsal root ganglia. DAPI: nuclear staining; βIII-TUB: axonal projection staining

Unmet need in CF

Unmet needs in Cystic Fibrosis: Potential to restore CFTR function in patients with G542X mutation

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One-time, non-viral delivery to patient intestinal organoids restores CFTR function

Optimization results in high efficiency Prime Editors that precisely correct G542X mutation


80
60
40
20
0
% precise correction
1
2
3
4
5
Prime Editing Optimizations

Intestinal organoids swelling assay for CFTR function

Prime Editing of patient intestinal organoids restores swelling and CFTR function


Cystic fibrosis
X
Healthy control
Salt
Fluid
CFTR
Healthy control
G542X with mock treatment
G542X with TRIKAFTA® treatment
G542X with Prime Editing correction

Van Mourik et al., 2019. Actual time course: 24 hours. TRIKAFTA® is a registered trademark of Vertex Pharmaceuticals, Incorporated.

14

Off-Target

Safety: Prime's comprehensive suite of assays for off-target discovery*

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Local off-targets


GGCCCAG-CTGAGCTCGTGA
PE2
Off-target
GGCCCAGACTGAGCACGTGA
PE2
On-target
genome

Targeted Nick Detection Assay**	Genome wide DSB detection	Genome wide Nick Detection Assay**

potential off-target editing sites

Targeted Sequencing (>1000x)

Identified Off-targets

Chromosome scale or structural off-targets


cDNA synthesis
Translocations
Large Deletions

Reverse Trans. Assay

- mRNAseq PEG integration

Chromosomal Integrity Assays

- Imaging
- Sequencing based

Whole Genome Sequencing

Vector Integration Analysis

Identified Off-targets

*Preliminary plans pending discussions with regulatory agencies; **Proprietary assay developed by Prime

15

16 Safety: Preliminary off-target analyses demonstrate minimal or no off-target editing Data expands the demonstration of no off-target editing detected across multiple prime edited cell types On-target (NCF1) Targeted Sequencing Genome wide and targeted detection of potential off- targets potential off- target editing sites Identified off-targets 0.5% threshold On-target (ATP7B) CGD Program: CD34+ Cells1 Wilsons Disease Program: Hepatocytes2 Off-Target 1Analysis of edited CD34+ cells from CGD program: Targeted Analysis of 550 potential off-target sites of off-target editing. 2Analysis of edited iHEP (iPSG hepatocyte) cells from the Wilsons Disease program: Targeted Analysis of 170 potential off-target sites. SNP: Single nucleotide polymorphisms

Off-Target

Safety: No large deletions or translocations detected in Prime Edited LT-HSCs

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Digital PCR Large Deletion Assay


CHR7
LD1
LD2
LD3
Control Probe
CHR15
NCF1B
NCF1
NCF1C

One-sided PCR Chromosomal alterations assay

No large deletions in pre-infusion CD34⁺ cell clones


Signal relative to control probe
1.50
1.25
1.00
0.75
0.50
Mock N=39
Prime Edited N=173
LD1
LD2
LD3
Large Deletion Probes

No large deletions or translocations in bone marrow engrafted LT-HSC


Deletion
Translocation
Percent (%) unique molecules
15
10
5
1.0
0.5
0.0
N=3
N=6
Mock
Edited

Translocation Positive Control: Cas9 nuclease edited cells


Percent (%) unique molecules
15
10
5
1.0
0.5
0.0
Mock
spCas9 NCF1

Data from analysis of total human material from mouse bone marrow harvested 16 weeks after engraftment
dPCR: CD34⁺ population was sorted and expanded in colony forming media, individual colonies were picked and presence of the indicated chromosomal segments measured, N=number of colonies measured
One-Sided PCR: total material was amplified using a one-sided pcr protocol to identify genomic sequence changes adjacent to the edit site. Positive control sample was generated by transfecting HEK293T with sgRNA against NCF1 and SpCAS9 mRNA.
Data presented at ASGCT 26th Annual Meeting, May 2023.

17

18 LNP Delivery: Optimization of mRNA increases Prime Editing efficiency and leads to reduction of PCSK9 protein in serum Prime Editor LNP delivered systemically • Prime Editor mRNA • Prime Eeditor guide RNA Optimized mRNA increases Prime Editing in whole liver Day 0 Day 7 Optimized mRNA decreases PCSK9 protein in blood mRNA lot # LNP delivery to mice results in 42% PCSK9 Prime Editing and 92% serum protein reduction mRNA lot # LNP Delivery Prime Editor LNP delivered to the liver a precisely introduced stop codon in PCSK9 gene in mice

Dual AAV Delivery

Prime Editing Delivery: CSF and Local Administration to CNS via dual AAV achieves high efficiency in mouse brain

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Dual AAV[2] effectively delivers to ~ 95%, and precisely edits ~80%, of neurons in adult mice

Prime Editor dual AAV

- Prime Editor
- Prime Eeditor dual guide RNA


0 weeks
3-5 weeks[1]

Neonatal mice – ICV infusion[1]
transduced cortex (left) and precisely edited cortical cells (right)


% of cells transduced
100
80
60
40
20
0
Transduced
Isolate transduced cells
Measure editing
100
80
60
40
20
0
% precise correction
Prime Edited

Adult mice – local administration[1]
transduced neurons (left) and precisely edited neurons[2] (right)


% of neurons transduced
100
80
60
40
20
0
Transduced
Isolate transduced neurons
Measure editing
100
80
60
40
20
0
% precise correction in neurons
Prime Edited

[1]Three weeks in neonatal mice via intra-cerebral infusion (ICV); 5 weeks in adult mice via local administration into cerebellum or cortex. [2]Prime Editor cassette with neuron-specific promoter. All experiments shown are Proof of Concept delivery experiments using a control Prime Editor site.

19

Prime Medicine has rapidly advanced and substantially improved Prime Editing

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Seminal Prime Editing Publication[1]
- All base pair edits, insertions of 40+ bp, deletions of 80+ bp
- Efficiencies ranging from ~10%-60%
- Targeted introduction of recombinase site




NEW
3'
3'
OLD

Dual Flap Prime Editing[2]
- Efficiencies ≥80%
- Hotspot editing and larger insertions
- Synergies with recombinase enzymes (>5-kb targeted DNA integration)

PASSIGE System
- Advanced PE+ recombinase approach
- Targeted whole gene insertions with up to 60% efficiency




3'

Engineered pegRNAs[4]
- Improved pegRNA stability
- Up to 4-fold increase in editing

PE4, PE5, and PEmax[3]
- Up to 7-fold increase in editing
- Up to 2-fold decrease in byproducts


PE4 and PE5 systems
PEmax editor



pegRNA Enhancements
- New classes of efficiency-increasing pegRNAs enhancements

Novel PE Proteins
- 80+ active RT domains
- RT domains up to 60% smaller
- Up to 2-fold increase in editing



Peer reviewed publications: [1] Anzalone, et al, Nature 2019. [2] Anzalone, et al, Nat. Biotechnol. 2021. [3] Chen, et al, Cell 2021. [4] Nelson, et al, Nat. Biotechnol. 2021.

20

21 Patent portfolio includes: • U.S. Patent 11,447,770, covering methods of using Prime Editors • U.S. Patent 11,643,652, covering composition of matter for Prime editor guide RNAs (PEgRNAs) • U.S. allowed application 17/751,599, covering Prime Editing systems that include PEgRNA, Prime Editor protein and, optionally, recombinase (expected to issue Q3 2023) Prime Medicine has filed for additional IP protection for technological advancements Prime Medicine holds foundational IP for Prime Editing Committed to securing broadest IP protection for platform technology, programs and advances

22 PASSIGETM: Applying Prime Editing to insert gene sized sequences precisely in the genome Prime Assisted Site-Specific Integrase Gene Editing Prime Editing Site-specific recombination DNA donor Recombinase enzyme Precise target location in genomic DNA Genomic DNA Programmed insertion of recombinase DNA target sequence Genomic DNA with recombinase target sequence (pink) Gene-sized DNA (purple) inserted at precise location in the genome Integration of DNA at precise location One step non-viral kilobase-size gene editing approach – without double stranded breaks PASSIGE

23 Model of Multiplex Edited CAR-T CAR: chimeric antigen receptor; TRAC: T-cell receptor alpha constant; PASSIGE: Prime-Assisted Site-Specific Integrase Gene Editing PASSIGE and multiplex Prime Editing approach for allogeneic off-the-shelf CAR-T cell product Supports potential for Prime Editing to be applied to develop a best-in-class allogeneic CAR-T cell product X X PASSIGE to integrate CAR at T cell receptor (TRAC) locus  Make T cells tumor-specific  T cell receptor KO prevents GvHD Components for all Edits delivered together without the use of viruses Multiplex with Prime Editing to KO B2M, remove MHC Class I  Evade patient immune system  Allows for repeat administration if needed

PASSIGE

PASSIGE: Efficient insertion of anti-CD19 CAR at the *TRAC* locus in human primary T cells

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PASSIGE **one-step non-viral** approach for precise introduction of genetic cargo into the genome

Prime Editing to insert **recombinase site**

Recombinase to integrate **anti-CD19 CAR**


TRAC locus
Genetic cargo 3.5kb
Anti-CD19-CAR

Insertion of recombinase site - over 90% efficiency


% CD3 loss
100
80
60
40
20
0
-
+
Prime Editor

Integration of CAR at *TRAC* in 60% of T cells


% Positive
100
80
60
40
20
0
Recombinase
-
+
Anti-CD19 CAR

Tumor cell killing at 72 hours


% Viable CD19+ Tumor Cells
100
80
60
40
20
0
***
****
****
1:3
1:1
3:1
Effector : Target Cell Ratio
Control T cells
PASSIGE T cells

Targeted integration of the anti-CD19 CAR has been observed to provide potent tumor killing function in preclinical studies

PASSIGE: Prime-Assisted Site-Specific Integrase Gene Editing;
n = 2 technical replicates ; Far right panel: n = 4 technical replicates; Two-way ANOVA with Bonferroni post-test *** P = 0.0002; **** P < 0.0001
Data presented at ASGCT 26th Annual Meeting, May 2023.

24

PASSIGE

PASSIGE: Knockout of *B2M* can be achieved in 95% of Prime-Edited T cells and PASSIGE CAR-T cells reduce tumor burden *in vivo*

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Prime Editing technologies can be used to introduce multiple genomic modifications in cell therapies

β2 microglobulin is knocked out by introducing a stop codon precisely in the B2M gene



100
80
60
40
20
0
% Prime Editing
B2M
TRAC
Singleplex
Multiplex

Knockout with Prime Editing is efficient in T cells and can be done in multiplex

Anti-CD19 CAR-T cells generated with PASSIGE show reduced tumor burden in vivo



Transplant tumor cells in NSG mice
Treat mice with Control or PASSIGE CAR-T cells
Measure tumor burden by bioluminescent



Untreated
Control T (high)
CAR-T (low)
CAR-T (high)
1.5×10^5
1.0×10^5
5.0×10^4
0.0
Tumor Burden Average Radiance (p/s/cm^2/sr)
0
2
4
6
8
Days post-Treatment
P<0.0001

Data presented at ASGCT 26th Annual Meeting, May 2023.

25

26PE = Prime Editing Business Development and Partnering: A major focus for 2023 We aim to maximize PE’s broad therapeutic potential and create value by: Independently developing and commercializing in appropriate disease areas (our pipeline) Entering strategic collaborations to extend the reach and impact of PE, provide funding, and create value in areas we may not enter ourselves in the near-term but may enter later Partnering and licensing to access enabling technologies, including delivery, manufacturing and technologies synergistic with Prime Medicine products 1 2 3 This strategy aims to fully exploit the richness of our potential to create programs and address indications, while focusing our internal resources on what we do best, ultimately accelerating our efforts to translate PE into new medicines for patients worldwide. Business Development

27 HSC = Hematopoietic Stem Cell; AML/MDS = Acute Myeloid Leukemia/Myelodysplastic Syndrome; SCIP = Shielded Cell and Immunotherapy Pairs Prime Medicine and Cimeio: Research collaboration to enable best-in-class HSC medicines Goal: Reduce toxicity of conditioning regimens and introduce new therapeutic options to expand utility of HSC transplant and in vivo genetic therapies Broad Opportunity HSCT market is large and growing, but conditioning toxicity is major bottleneck • HSC transplant is curative for many diseases, but utility is limited by need for myeloablative conditioning regimens • Less toxic regimen could expand addressable market by multiples of current size Combining Prime Editing with Cimeio’s SCIP platform may: • Improve safety and effectiveness of HSC transplant, significantly improving accessibility, eligibility and outcomes • Enable selection of in vivo edited HSCs, allowing for treatment of genetic diseases without transplant Strategic Rationale Developing Prime Editor for Cimeio’s CD117 shielding variant • CD117 is a cell-surface receptor that plays a critical role in survival, proliferation and differentiation of HSCs; blocking or ablating CD117 signaling results in death of the HSC • CD117 epitopes can be edited to ablate antibody binding while retaining receptor function. This enables clearance of wild type CD117 expressing cells, while protecting cells with the edited epitope • Prime Editing appears to be an effective way to edit Cimeio’s anti-CD117 binding epitopes Collaboration Details If successful, companies will grant exclusive license options to each other: • Prime will receive exclusive option to license SCIP technology for CD117-shielded HSC transplant, as well as in vivo editing of CD117-shielded HSCs for genetic diseases • Cimeio will receive exclusive option to license Prime Editing for CD117-shielded allogeneic HSC product for AML/MDS and, potentially, a second shielding protein for use in AML/MDS • If options are exercised, both companies are eligible to receive economics on net sales of licensed products

28 Prime can multiplex to combine shielding with therapeutic edits Patient HSCs Carrying Pathogenic Mutation Edited HSCs Carrying Corrected Gene and CD117 Shielding Edit Prime Editing to make a single amino acid substitution at epitope required for antibody binding Target of Shielding Edit Shielding Edit Prime Editing to make a precise genetic correction of a pathogenic mutation Edit #1 Genetic Correction Edit #2 Shielding Edit Multiplex Editing in Single Electroporation Step Electroporate* *Potential for in vivo transduction in future iterations

29 Currently • ~200 employees; approximately 85% across Research & Technical Development • Key leadership and staff across all departments of the organization in place • Built out core capabilities across the company, from IP strategy to automation and AI to RNA technologies • Established strong external relationships • 3 locations in Cambridge, MA and a chemistry facility in Watertown, MA, with buildout of 150,000 square feet permanent space in an additional Cambridge facility, target for move in 2024 • Successful IPO in Oct 2022, with >$500M raised to date Building the Company September 2019 $115M Series A October 2019 Prime Editing seminal Nature1 paper July 2020 Commenced Corporate Operations April 2021 $200M Series B 4 45 90 July 2020 July 2021 Dec 2021 July 2022 Critical Milestones Achieved Successful Growth of Talent Dec 184+ Oct 2022 ~$200M IPO

30 Summary of select ongoing activities and next steps for Prime Medicine Key upcoming events will continue to drive the Prime Medicine platform forward Pipeline  Nominated first Development Candidate for Chronic Granulomatous Disease (CGD) in 1Q 2023. • Initiate investigational new drug (IND)-enabling studies in CGD in 2023. • Expand preclinical proof-of-concept in vivo, including sharing data from in vivo rodent studies and large animal studies in several programs in 2H 2023. • Share in vitro preclinical data in additional liver, eye and neuromuscular programs. • First IND filing expected as early as 2024 and additional IND filings anticipated in 2025. Platform • Continue to develop and optimize non-viral and viral delivery systems and share additional proof-of-concept data from in vivo rodent and large animal studies in 2H 2023. • Further demonstrate superior “off-target” profile for Prime Editing programs. • Extend Prime Editing using proprietary recombinase and/or retrotransposon technologies for new and existing programs. Strong cash position: Cash, cash equivalents and investments as of 3/31/2023 sufficient to fund anticipated operating expenses and capital expenditure requirements into 2025.

31 Backup

Unmet need in CF

Unmet needs in Cystic Fibrosis: Potential to restore CFTR function in patients with G542X mutation prime_ medicine

One-time, non-viral delivery to patient intestinal organoids restores CFTR function

Optimization results in high efficiency Prime Editors that precisely correct G542X mutation


80
60
40
20
0
% precise correction
1
2
3
4
5
Prime Editing Optimizations

Intestinal organoids swelling assay for CFTR function


Cystic fibrosis
X
Healthy control
Salt
Fluid
CFTR

Prime Editing of patient intestinal organoids restores swelling and CFTR function



Healthy control | *G542X* with mock treatment

G542X with TRIKAFTA® treatment | *G542X* with Prime Editing correction

32

Van Mourik et al., 2019. Actual time course: 24 hours. TRIKAFTA® is a registered trademark of Vertex Pharmaceuticals, Incorporated.

Unmet need in CF

Unmet needs in Cystic Fibrosis: Potential to restore CFTR function in patients with G542X mutation prime_ medicine

One-time, non-viral delivery to patient intestinal organoids restores CFTR function

Optimization results in high efficiency Prime Editors that precisely correct G542X mutation



80
60
40
20
0
% precise correction
1
2
3
4
5
Prime Editing Optimizations

Intestinal organoids swelling assay for CFTR function



Cystic fibrosis
X
Healthy control
Salt
Fluid
CFTR

Prime Editing of patient intestinal organoids restores swelling and CFTR function



Healthy control
G542X with mock treatment
G542X with TRIKAFTA® treatment
G542X with Prime Editing correction

33

Van Mourik et al., 2019. Actual time course: 24 hours. TRIKAFTA® is a registered trademark of Vertex Pharmaceuticals, Incorporated.